Supplement dated October 1, 2021
to the Statement of Additional Information (SAI), as supplemented, of the following fund (the Fund):
Fund	SAI Dated
Columbia Funds Variable Series Trust II
CTIVP ® – T. Rowe Price Large Cap Value Fund	5/1/2021
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2020, unless otherwise noted
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price: Mark Finn	10 RICs 15 PIVs 22 other accounts	$49.05 billion $32.31 billion $6.08 billion	None	T. Rowe Price	T. Rowe Price
	John Linehan	17 RICs 18 PIVs 26 other accounts	$37.82 billion $15.77 billion $6.44 billion	None
	Heather McPherson(j)	5 RICs 9 PIVs 18 other accounts	$11.19 billion $2.47 billion $4.62 billion	None
	Gabriel Solomon(k)	1 RIC	$1.70 billion	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	Ms. McPherson expects to step down as portfolio manager of T. Rowe Price on or about April 1, 2022. Accordingly, effective April 1, 2022, all references to Ms. McPherson in the SAI for the Fund are hereby removed.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-3005-1 A (10/21)